SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2006

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	ANALYST PRESENTATION MATERIAL

Item 7.01	Regulation FD Disclosure.

NewAlliance Bancshares, Inc. will conduct analyst presentations this evening and over the upcoming few days, in which it will present its computer generated slide presentation material, which includes among other things, a review of financial results and trends through the period ended March 31, 2006. A copy of this material will also be available on the Company's website, "http://www.newalliancebank.com/about/investor.aspx".

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No.	Description
99.1	Text of the computer generated slide presentation that NewAlliance Bancshares, Inc. intends to make available on May 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Mark F. Doyle
Mark F. Doyle
Senior Vice President and Chief Accounting Officer

May 2, 2006

EXHIBIT INDEX

EXHIBIT 99.1	Analyst Presentation Material